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                                                                 Exhibit 10.65

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of January 30, 2000, by and between Calypte Biomedical Corporation (the "Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated December 21, 1998, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Line in the original principal amount of Two Million Dollars ($2,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.         MODIFICATION(S) TO LOAN AGREEMENT.

                    1.                  The term "Term Maturity Date" as
                             defined in Section 1.1 entitled "Definitions" is hereby amended to mean August 20, 2001.

                    2.                  Term Loan Advances shall be repaid in
                             twenty (20) equal monthly installments of principal, plus accrued interest, beginning January 30, 2000 and continuing on the twentieth
                             (20th) day of each month thereafter through the Term Maturity Date, as amended herein.

                    3.                  Section 6.12 is hereby deleted in its
                             entirety.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of Two Hundred Fifty Dollars ($250) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged


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and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee.

         This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                                     BANK:

CALYPTE BIOMEDICAL CORPORATION                SILICON VALLEY BANK

By:  /s/ Nancy E. Katz                        By:  /s/ Raed AlFayoumi
   -------------------------------------         -----------------------------
Name: Nancy E. Katz                           Name: Raed AlFayoumi
     -----------------------------------           ---------------------------
Title: President/Chief Operating Officer      Title: Vice President
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